FTE Networks

FTNW

www.ftenet.com



FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements relating to the business of FTE Networks, Inc. ("FTE Networks" hereinafter). All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. These statements involve risks and uncertainties that may cause actual results to differ materially from those anticipated, believed, estimated or expected. These risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are based on FTE Networks' current expectations and beliefs concerning future developments and their potential effects on FTE Networks. There is no assurance that future developments affecting FTE Networks will be those anticipated by FTE Networks. FTE Networks undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws.

MANAGEMENT

BOARD OF DIRECTORS

FTE NETWORKS, INC.

(OTCQX:FTNW)

FTE NETWORKS MANAGEMENT TEAM

FTE Networks

MICHAEL PALLESCHI

CHIEF EXECUTIVE OFFICER, Chairman of the Board

- Over 20 years senior management experience in major telecommunications companies, spanning across operations, technology and infrastructure deployment. Prior to founding FTE Networks, he lead multi-billion dollar fiber and network expansions across the country for Level 3 Communications. Additional experience includes leading high caliber network architecture and deployment teams in Qwest Communications and MCI. He is a customer focused, results driven executive that has successfully lead companies from start up and turn around to high growth and profitability.

ANTHONY SIROTKA

CHIEF BUSINESS DEVELOPMENT OFFICER

- Over 20 years of senior management experience in the telecommunications and construction industries spanning across engineering, construction and infrastructure. Prior to joining FTE Networks, he was principal of LQ Optics. He also was responsible for more than 500 million dollars of mission-critical new construction in the northeast during his tenure with Level 3 Communications. Additionally, he lead a 500,000 sq. foot retrofit of the Time Inc. building while with McCann Construction. He currently serves as an active board member on the 1420 York Avenue Condominium Board.

JOHN WOOD

CHIEF OPERATING OFFICER

- Over 30 years of senior management experience in the planning, development and deployment of resources for wireless, facility maintenance (generator and HVAC), telecommunication and utility construction projects. has comprehensive senior management experience in diverse large and small companies.

DAVID LETHEM

CHIEF FINANCIAL OFFICER

- 30 years of senior management experience in finance, accounting, audit and SOX compliance. Prior to joining FTE, Mr. Lethem was the Director of Finance and Audit for Audit Management Solutions. He was directly responsible for the financial, operational, and audit management of both public and private companies during that time, working the banking, telecommunications, mobile marketing, manufacturing, and finance sectors. Additionally, his experience during that time involved reverse mergers, SEC compliance, international operations, and technical accounting matters.

MIKE BONEWITZ

CHIEF TECHNOLOGY OFFICER

- 20 years of senior management experience in communications network engineering and information technology industries developing cutting edge capabilities via advanced IT automation and data analytics driving operational and financial performance. Prior to FTE, Mike was VP of Strategy and Product Development for Cloud services, Fiber engineering and construction at Nexius where he developed and launched the company's first fiber deployment program supporting multiple Tier 1 service providers in the US. He also led the company strategy and participation into Open Compute Project (OCP) as a Platinum member and as an original member of Facebook's Telcom Infra Project (TIP). He has held previous technology and engineering leadership positions with Ericsson, Zayo and Level 3.

KIRSTIN GOOLDY

CHIEF COMPLIANCE OFFICER

- Ms. Gooldy has over 22 years senior management experience in telecommunications and technology. Her experience spans across public and private, internal and domestic companies leading strategy, operations, finance/accounting, capital markets. Prior to joining FTE Networks, she was the CFO of Powerstorm ESS (PSTO) and prior to that CFO of a Nigerian e-commerce company. Additionally, she was the SVP of a boutique investment banking group. She was a founding senior officer of TelePacific Communications leading various teams across treasury, finance and legal. She currently serves on the board for National Waste Management (NWMH).

BOARD OF DIRECTORS

FTE Networks

INTERNAL

MICHAEL PALLESCHI | Chief Executive Officer, Chairman of the Board

- 20 years of executive management, operations and infrastructure deployment experience in the telecommunications industry

---

INDEPENDENT

BRAD MITCHELL | Board Director

- President, Texas TelePacific Communications (a leading managed services provider)
- 30 years of executive management and sales experience in the telecommunications industry

CHRISTOPHER FERGUSON | Compensation Committee Chair

- Managing Director of Tern Capital Partners, LLC
- 22 years of experience in financial and investment management, legal and staffing solutions

LUISA INGARGIOLA | Audit Committee Chair

- Chief Financial Officer, MagneGas (NASDAQ)
- Over 25 years of finance and investment management experience in the energy and technology industries

PATRICK O'HARE | Board Director

- Sr. Vice President of Operations, ZenFi Networks
- Over 25 years of operations, management and execution experience in the telecommunications industry

ABOUT US

FTE NETWORKS, INC.

(OTCQX:FTNW)

KEY STOCK STATISTICS

FTE Networks



Ticker: FTNW

Exchange: OTCQX

Share price (as of 8/17/2016): $0.63

Common shares outstanding: 72.3 Million

Market capitalization: $45.6 Million

Fiscal year end: December 31

INVESTMENT HIGHLIGHTS

FTE Networks

- **Stable and growing telecom/data services business**
  - Anticipate 50% telecom revenue growth in 2016
  - Strong project backlog of $33M
  - Recently announced 3-year projects over $150M
- **Launching first-in-kind data center grid network**
  - Enabling faster network speeds, lower operating cost and greater redundancy
  - Partnering with leading social media companies, telco's and content providers
- **Transition to higher margin, recurring revenue**
- **Proven management team and growing including Fortune 100 and Fortune 500 customer base**
- **Clean capital structure and improving balance sheet**

YEAR OVER YEAR ACHIEVEMENTS

FTE Networks

MILESTONES ACHIEVED

2013	2014	2015	2016
❑ Focus Venture Partners completes reverse Merger with Beacon Enterprise Solutions Group, Inc., an OTC Markets Group - PK public company ❑ Raised $3.5M in Equity Capital ❑ Rebranded company to FTE Networks, Inc.	❑ Approx. $17.7 Million in revenues ❑ Stabilized expenses of combined entities ❑ Strengthened Balance Sheet and settled legacy debts	❑ Approx. $14.4 Million in revenues ❑ Listed on OTC – QB ❑ Complete two (2) years of detailed financial audits ❑ Filed SEC Form 10 ❑ Raised $8M with Lateral Investment Group ❑ Successfully settled old notes/ $3.5M principle and $1.8M interest ❑ Hired key management with large and public company experience ❑ Began aggressive sales campaign in Q4 ❑ Secured MSA's with three key marquee customers	❑ Uplisted to OTC - QX ❑ Effectuated reverse stock split ❑ Created fully independent board of directors ❑ Created Strategic Advisory Board ❑ Continually increasing margins and reducing SG&A ❑ Signed $100M strategic alli-ance with Edge over 3 yrs. ❑ Expanded 30 year relationship with Fortune 100 telecommunications carrier and added new contracts for OSP, ISP and MDU construction valued over $100M over 3 years. ❑ Expanded existing contracts with a Global Leader in Communications Technology and Service add'l products and markets ❑ Secured MSA with EdgeConneX

WHAT WE DO

FTE NETWORKS, INC.

(OTCQX:FTNW)

BUILDING STRONGER CONNECTIONS

FTE Networks


61,000
Engineering Surveys Completed


7,200
Miles of Fiber Built


25,000
Rack and Slack Integrations


65
Technicians in the Field


22
Locations and Growing


Since 2007
Providing Quality Infrastructure

End-to End Infrastructure Services

- Fiber Optics
- Data Center Infrastructure
- Wireless Integration
- Core Engineering Services
- Workforce Management

WHAT WE DO & WHO WE SERVE

WHAT WE DO

DESIGN, BUILD & MAINTAIN

- Network Infrastructure for Wireless & Wireline Market
- Data Center Grid Networks

WHO WE SERVE

GLOBAL FORTUNE 100/500 COMPANIES

- Social networking technology
- Digital content and search engine providers
- RBOC, CLEC and Wireless Carriers
- MSO/Cable Providers

*** RBOC – Regional Bell Operating Carrier**
*** CLEC – Competitive Local Exchange Carrier**

WHAT WE DO & WHO WE SERVE

Nearly a decade of experience providing quality services with a robust set of best practice processes, automation solutions, and tools to simplify challenges with delivery of network infrastructure

Baseline & Simplify → **Standardize & Comply** → **Execute & Remain Agile**

PROFESSIONAL SERVICES

- Infrastructure Assessment & Documentation
- Engineering Design
- Project Bid/Construction Management

FIELD OPERATIONS

- Management of Network Infrastructure
- Engineer, Procure, Construct, & Maintain

Adaptable to Changing Service & Market Demands	Reduce Fixed Costs	Reduce Design & Deployment Time	Implementation & Compliance on National Scale

FTE Networks has provided consulting & project management services on THOUSANDS of technology centric projects



FTE Networks and its partners have provided services & instruction in over 30 countries throughout the world



DOMESTIC MARKETS

FTE Networks


17
15
18
16
14
9
8
7
11
10
12
13
6
5
4
3
2
1

OUR LOCATIONS

1. *Naples, FL (Headquarters)
2. Florida
3. Georgia
4. North Carolina
5. Pennsylvania
6. New York
7. Indiana
8. Illinois
9. Iowa
10. Missouri
11. Kansas
12. Oklahoma
13. Texas
14. Colorado
15. Idaho
16. Nevada
17. Washington
18. California

Growing footprint in key markets; anticipate at least 22 markets by YE 2016

MARKET OVERVIEW

FTE NETWORKS, INC.

(OTCQX:FTNW)

MARKET CHALLENGES & INDUSTRY TRENDS

- Content expansion and data demands on the network are increasing
- Network Capacity is deficient and requires expansion by network operators
- Network service providers can't scale fast enough to support consumer need
- Networks are becoming infinitely more complex to design, build, and maintain
- Market is demanding new skill sets beyond the traditional telecom staff



THE CURRENT INFRASTRUCTURE
CAN'T HANDLE THE INTERNET TRAFFIC
3,500
1,750
0
2010
2011
2012
2013
2014E
2015E
2016E
2017E
2018E
2019E

Note: Data traffic prediction based on average of Cisco and Ericsson Mobile Data Traffic forecasts] Source: CTIA

Data Center Infrastructure: Global data center traffic grow 3-fold from 2014 to 2019 with a combined annual growth rate (CAGR) of 25%
- *Cisco Global Cloud Index*

Fiber Optics: Google fiber will target every top 3 tier city nationwide for fiber deployment over the next 5 to 7 years- a cost upward of $100 billion. - ***Pivotal Research***

Wireless Integration: U.S. wireless operators are expected to spend $212 billion over the next 5 years and upgrade their LTE networks due to the growing demand for mobile data and video– ***iGR Research Firm***

FTE Networks

COMPANIES ARE INVESTING BILLIONS OF DOLLARS TO SERVICE CUSTOMER DEMAND

EXAMPLES:

- **Google** – Google Fiber - $11 Billion over five (5) years & $1 Billion on internet deployment
- **Facebook** – intends to spend Billions (Forbes) to bring internet to the world
- **AT&T** – spent over $140 Billion over the last six (6) years and is continuing with the same aggressive spend

By 2020, 34 billion devices will be connected to the internet


40
20
-
2015E
2016E
2017E
2018E
2019E
2020E

**BI Intelligence

By 2018, Half of The World Will Be CONNECTED TO THE INTERNET


100%
50%
0%
2005
2007
2009
2011
2013
2015E
2017E
2019E

FTE Networks

KEY OBJECTIVE

Execute on a targeted strategy

Align FTE'S infrastructure capabilities with our customers top priority markets

Increasing network capacity

- **High market demand to deliver massive & ever-increasing amounts of content as soon as possible**
- **In response, Communications Service Providers are expanding network capacity to address the insatiable demand**

All of our customer segments must deliver large amounts of content at a high-quality level in order to remain relevant and competitive.

Each segment has a critical & common overlap to FTE's business model



ISPs
Traditional Telcos
Wireless Carriers
MSO/Cable
Professional Services Companies
Voice Service Providers
FTE Product Set OSP – ISP - Engineering

FIRST – IN – KIND | DATA CENTER GRID NETWORK

FTE Networks



Problem: Today's networks do not have the bandwidth to support anticipated growth in data related to streaming video and next generation applications (e.g. virtual reality)

Solution: FTE is launching a first-in-kind data center grid network that brings data closer to the end-user, enabling faster network speeds, lower operating cost and greater redundancy

COMPETITIVE ADVANTAGES

FTE Networks

Quality & Reliability

- Consistent methods, network standards, and results across projects
- High performance ratings; quality & safety standards.
- Visibility & Continuous Improvement – transparency on milestones, progressions, & project impacts

Agility

- Scalable National & International buildout support
- Smart design for speed to market & predictability
- Ability to handle any network project regardless of scope or complexity
- Market teams scale with PM oversight to meet scope & logistics requirements

Engineering, Construction & Industry Expertise

- Expertise in both building and operating a network
- ID & solve complex problems to optimize network end states
- Knowledge of how decisions made today will impact long term network cost, performance, & quality

FTE Networks

NEW NETWORKS ARE BEING INTRODUCED



Internet Origination Points
Internet Network Devices
IoT Devices
Long Range
Wireless Router
Wi-Fi
Telco Wireless Network
Ethernet
Wi-Fi
Mesh Networking
Hardwire
Hardwire
ISP/Server Base
Internet Modem
Gateway
High
Network Signal Range
Low
Ethernet

- Source: BI Intelligence THE IoT NETWORKS REPORT, 2015

FINANCIAL OVERVIEW

FTE NETWORKS, INC.

(OTCQX:FTNW)

COMPANY OVERVIEW

FTE Networks

OVERVIEW

- Achieved peak revenue of $12M in December 2012 but dramatically scaled back business due to working capital constraints due to reverse merger
- Revenue $16.9 million in 2014 and $14.4 million in 2015 during restructuring
- Successful turnaround beginning in Q2 2016
  - Increased revenues by $1,066,985 (51.0%) in Q2 over Q1 2016
  - Increased margins from 37% to 39% (4.0%) in Q2 over Q1 2016
    - From 21% to 39% period over period 1H' 2016

In process of establishing new, lower interest & more favorable working capital facility, which will enable rapid growth

FTE Networks

YEAR END 2015

- 14.5 Million in revenue (12 Months Ending 12/31/15)
- Built a $36 Million customer pipeline (75% committed)
- Contracted marque customers
- Added four (4) new markets – NY, NC, CO, IA
- Closed $8.0 Million credit facility
- Successful tender of old notes/Settled $5.2 Million of principle and interest in notes for $1.8 Million
- Relisted on the OTC

Q2 2016 BUSINESS ACCOMPLISHMENTS

FTE Networks

- Uplisted onto the OTC:QX
- Completed the reverse stock split
- Increased revenues by $1,066,985 **(51.0%)** in Q2 over Q1 2016
- Increased gross margins from 37% to 39% **(4.0%)** in Q2 over Q1 2016
- Awarded Room Ready Contract in 5 markets with a Fortune 100 Telecommunications Carrier
  - Expanded into three (3) additional markets
- Awarded contract with Global Leader in Communications Technology and Service to provide services for their Distributed Antenna Systems (DAS) program
- Awarded additional markets (Tulsa, Ok) with Fortune 100 Telecommunications Carrier
- Executed agreement with OPTACorp for placement of Special Forces Veterans
- Executed agreement with EdgeConneX for Data Center services
- FTE Engineers completed certifications and trained in NDS systems for Media and Cable company to expand current and ensure participation in future opportunities
- Continuing to implement internal controls to be Sarbanes – Oxley compliant by 12/31/2016
- Kicked off Fortune 100 Telecommunications Carrier and EDGE Deployment projects in July 2016, which will allow us to execute on projected budget for 2016 and sustain steady growth into 2017

1H' 2016 BUSINESS ACCOMPLISHMENTS

FTE Networks

FINANCIAL SUMMARY 1H' 2016

	Q1 Actual	Q2 Actual
Revenue		
OSP	$ 896,397	$ 1,066,985
ISP	$ 545,398	$ 712,401
Engineering	$ 642,351	$ 1,358,812
Staffing	$ 9,246	$ 24,516
Total Revenue	$ 2,093,392	$ 3,162,714
Gross Margin		
Total Gross Margin	$ 780,387	$ 1,229,356
Margin (%)	37%	39%
Operational Expenses		
Total Operational Expenses	$ 1,333,205	$ 1,509,742
% of Revenue	58%	48%
Other Income / (Expense)	$ 656,118	$ 821,726
EBITDA	$ (443,237)	$ (170,805)
Margin (%)	-21%	-5%
Net Income	$ (1,099,355)	$ (1,058,729)

Increased revenues by $1,066,985 (51.0%) in Q2 over Q1 2016



1H 2016 REVENUE
$4,000,000
$2,000,000
$-
OSP
ISP
Total

Increased margins from 37% to 39% (4.0%) in Q2 over Q1 2016



Gross Margin
$1,500,000
$1,000,000
$500,000
$-
Q1
Q2



EBITDA
$-
$(500,000)
Q1
Q2

PIPELINE, BACKLOG & GROWTH STRATEGY

FTE Networks

- Currently $33.0 million backlog over the next 12 months
- $13.5 million for 2H' 2016 from two key contracts: Edge Communications and Fortune 100 Telecommunications Carrier
- Additionally the Company is continuing to add;
- Additional services to existing customers
- Growing existing markets
- Adding new customers & new markets
- Additional Account Executives to support accelerated sales growth and market expansion
- Enter new domestic and international markets
- Transformation to high margin, recurring revenue

NEAR TERM GOALS

FTE Networks

- Stable and growing telecom/data services business
  - Anticipate 50% telecom revenue growth in 2016
  - Strong project backlog of $33M (12 months)
  - Recently announced 3-year projects over $150M
- Transition to higher margin, recurring revenue
- Proven management team and growing Fortune 500 customer base
- Clean capital structure and improving balance sheet

FTE Networks

WHAT IS MANAGEMENT DOING TO MAXIMIZE COLLECTIVE GAINS

PERFORMANCE AND EXECUTION WILL LEAD TO ADD ON BUSINESS WITH EXISITING CUSTOMERS, BRAND NAME RECOGNITION, WHICH WILL DRIVE NEW CUSTOMER DEMAND, AND ABILITY TO ATTRACT AND RETAIN "A" PLAYERS

HOW DO WE DO THAT?

- **Structure the Company for Growth**
- **Create a scalable infrastructure**
  - Systems and structures (physical and organizational) to handle the complexities in communication and decisions that come with growth
  - Instill processes that ensure Accountability, Responsibility, Authority
- **Increase number of capable leaders**
  - Leaders in the organization who have the capabilities to delegate and predict
  - Leaders adhere to Accountability, Responsibility, Authority and drive the same practices to their teams
- **Able to navigate market dynamics swiftly**
  - Address the competitive pressures that build (or erode) margins as we scale
  - Pursue the opportunities that are within our specific capabilities to ensure operational implementation success
- **Measure performance**
  - Qualitative and Quantitative metrics
  - Metrics that measure how we service the customer and internal performance

FTE NETWORKS CONTACTS

FTE Networks

MICHAEL PALLESCHI
CHIEF EXECUTIVE OFFICER
CHAIRMAN OF THE BOARD
(239) 561-0112
mpalleschi@ftenet.com

KIRSTIN GOOLDY
CHIEF COMPLIANCE OFFICER/IR
(562)234-1037
kgooldy@ftenet.com

ANTHONY SIROTKA
CHIEF BUSINESS DEVELOPMENT OFFICER
(239) 561-0112
asirotka@ftenet.com

INVESTOR RELATIONS
Natalya Rudman
Crescendo Communications, LLC
(212) 671-1020, Ext: 304
ftnw@crescendo-ir.com

CORPORATE
999 Vanderbilt Beach Rd.
Suite 601
Naples, FL 34108
(877) 878-8136

NEW YORK OFFICE
375 Park Avenue
Suite 2607
New York, NY 10052
(212) 763-0061

LONDON OFFICE
Level 1, Devonshire House
One Mayfair Place
Mayfair, W1J 8AJ
United Kingdom
+44 (0) 207 268 4921

Website: www.ftenet.com